November 5, 2002



TO W.R. HAMBRECHT/QIC, LLC AND
W.R. HAMBRECHT/QIC MANAGEMENT, LLC:

         With reference to the Shareholders Agreement, made as of August 1, 2001 (the "New Agreement"), by and among W.R. Hambrecht/QIC, LLC ("WRH/QIC"), Philips Electronics North America Corporation ("PENAC") and W.R. Hambrecht/QIC Management, LLC (the "Manager" and, collectively with WRH/QIC and PENAC, the "Parties") and the Shareholders Agreement, made as of May 27, 1998 (the "Old Agreement"), by and among WRH/QIC, Hewlett-Packard Company ("HP") and the Manager, this letter sets forth our agreement as follows:

1. Pursuant to Section 5 of the New Agreement, the New Agreement is hereby terminated, and all of the provisions of the New Agreement are hereby repealed, effective as of the date hereof.

2. Each Party, for itself and its shareholders, officers, directors, employees, agents, assigns, successors, representatives, direct and indirect parent companies, direct and indirect subsidiaries and other affiliates (such other individuals and entities, such Party's "Affiliates"), (i) does hereby release, discharge, and covenant not to sue or bring or maintain any suit, claim, action or bring any proceeding against any other Party, HP, Agilent Technologies, Inc. ("Agilent") and/or their respective shareholders, officers, directors, employees, agents, assigns, successors, representatives, direct and indirect parent companies, direct and indirect subsidiaries and other affiliates (the Parties, HP, Agilent and all such individuals and entities collectively, the "Released Entities") from, against or regarding any and all claims, demands, awards, damages, suits, causes of action, losses, liabilities or expenses of any kind or character, whether known or unknown, which such Party and its Affiliates now have, may have or ever have had, which arise out of or in connection with the New Agreement or the Old Agreement. Each Party fully understands that if any fact regarding the subject matter underlying this letter is found hereafter to be other than, or different from, any fact now believed to be true, such Party expressly accepts and assumes the risk of such possible difference(s) in fact and agrees that this letter shall be effective notwithstanding such difference(s) in fact(s). Each Party acknowledges its familiarity with the provisions of Section 1542 of the California Civil Code and expressly agrees that the release set forth herein constitutes a waiver and release of any rights or benefits that may arise thereunder, to the full extent that such rights or benefits may be waived. Section 1542 of the California Civil Code states as follows:

               "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Each Party expressly acknowledges that the effect and import of this letter has been fully explained by such Party's own counsel and that this letter is entered into knowingly and voluntarily, without duress or undue influence, in consideration for the promises, obligations and rights set forth herein.

3. The Released Entities are intended third party beneficiaries of the agreement set forth in this letter. This letter agreement shall be governed by, and construed in accordance with, the internal laws of the State of California.

If you are in agreement with the foregoing, please fax a single executed counterpart of this letter to Daniel Petroff of Sullivan & Cromwell at +1-212-558-3588, whereupon this letter shall become a binding agreement among us.


                                               Very truly yours,


                                               PHILIPS ELECTRONICS NORTH
                                               AMERICA CORPORATION


                                               By:  /s/ Belinda W. Chew
                                                    ----------------------------
                                                    Name:  Belinda W. Chew
                                                    Title: Senior Vice President

Accepted and agreed
as of the date hereof:

W.R. HAMBRECHT/QIC, LLC



By: W.R. Hambrecht/QIC Management, LLC,
As Manager



        By: /s/ J.D. Delafield
            ----------------------------------
            Name:  J.D. Delafield
            Title: Manager



W.R. HAMBRECHT/QIC MANAGEMENT, LLC



By:  /s/ J.D. Delafield
     ----------------------------------
     Name: J.D. Delafield
     Title: Manager